EXECUTION COPY
AMENDMENT TO EXECUTIVE EMPLOYMENT AGREEMENT
     WHEREAS, United America Indemnity Group, Inc. (the “Company”) is party to an executive employment agreement dated as of February 15, 2006 (the “Agreement”) with Joseph Morris (the “Executive”);
     WHEREAS, Section 5.03 of the Agreement provides that the Agreement may be amended pursuant to a written instrument signed by the Company and the Executive; and
     WHEREAS, the Company and the Executive desire that scrivener’s errors in Section 1.03.4 be corrected; and
     WHEREAS, the actions contemplated herein on behalf of the Company have been duly and validly authorized by all necessary action and no other proceedings on the part of the Company are necessary to consummate the actions contemplated herein.
     NOW THEREFORE, the Agreement is hereby amended as follows:
     1. All references to “April 1” in Section 1.03.4 shall be replaced with “February 15.”
     2. In all other respects the Agreement shall continue in full force and effect.
     INTENDED TO BE LEGALLY BOUND, the signatories hereto have caused this amendment to be executed as of the February 15, 2006.

UNITED AMERICA INDEMNITY GROUP, INC.		EXECUTIVE

By:	/s/ Kevin Tate	By:	/s/ Joseph Morris

Name: Kevin Tate		Name: Joseph Morris
Title: Sr. VP and Chief Financial Officer